UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 13, 2011

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-34591	74-2235008
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China
 (Address of Principal Executive Offices)

(86) 51083397559
 (Registrant’s Telephone number)

Copies to:
Asher S. Levitsky PC
Ellenoff Grossman & Schole LLP
150 East 42nd Street
New York, New York 10017
Phone: (212) 370-1300
Fax: (646) 895-7182
E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 14, 2011, the Company announced its results of operations for the quarter and nine months ended September 30, 2011.  A copy of the Company’s November 14, 2011 press release is included as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2011, Fernando Liu advised the Company that he was terminating his employment as the Company’s chief financial officers upon the expiration of his employment contract on December 31, 2011 for personal reasons.  Mr. Liu’s decision did not result from any disagreement with the Company.  Mr. Liu will continue to work with the Company as a consultant to assist the Company in its efforts to expand its business in the solar, LED and other clean technology industries.

Ms. Xu Wan Fen, financial controller of Wuxi Huayang Electrical Power Equipment Co., Ltd and Wuxi Huayang Dyeing Machinery Co., Ltd., will serve as interim chief financial officer until a successor is named. Ms. Xu has been the financial controller of Wuxi Huayang Electrical Power Equipment Co., Ltd and Wuxi Huayang Dyeing Machinery Co., Ltd. between 2009 to 2011, and she was also the a senior finance manager and financial controller of Wuxi Huayang Dyeing Machinery Co., Ltd. between 2000 to 2009.  Wuxi Huayang Electrical Power Equipment Co., Ltd and Wuxi Huayang Dyeing Machinery Co., Ltd. are variable interest entities whose financial statements are included in the Company’s consolidated financial statement.

The Company announced Mr. Liu’s notice of his intention to resign in a press release dated November 14, 2011.  A copy of the Company’s November 14, 2011press release is included as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued November 14, 2011 relating to September 30, 2011 earnings
99.2	Press release issued November 14, 2011 relating to Mr. Liu’s termination of employment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2011	Cleantech Solutions International, Inc.

By:	/s/ Fernando Liu
Fernando Liu
Chief Financial Officer

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